UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Second Amendment)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 4, 2004

TRUST CREATED FEBRUARY 25, 1986
(Exact name of registrant as specified in its charter)

OREGON
(State or other jurisdiction of incorporation or organization)

333-109667-01                                 51-6162910
               (Commission file number)                     (IRS Employer Identification No.)

3850 THREE MILE LANE, McMINNVILLE, OREGON         97128-9496
                     (Address of principal executive offices)                                                    (Zip Code)

503-472-9361
(Registrant’s telephone number, including area code)

NONE
        (Former name, former address and former fiscal year, if changed since last report)

       Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01    Change in Registrant’s Certifying Accountant.

         (a)     On November 4, 2004, Mr. Delford M. Smith and Evergreen International Aviation, Inc., as Beneficiaries of the Trust Created February 25, 1986 (the "Trust"), dismissed PricewaterhouseCoopers, LLP ("PricewaterhouseCoopers") as the Trust's independent registered public accounting firm. The decision to dismiss PricewaterhouseCoopers as the Trust's independent registered public accounting firm was approved by the Beneficiaries on November 3, 2004. On November 10, 2004, Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee of the Trust, ratified the Beneficiaries' decision to dismiss PricewaterhouseCoopers.

         The reports of PricewaterhouseCoopers on the Trust's financial statements as of and for the fiscal years ended February 29, 2004, and February 28, 2003 did not contain an adverse opinion or a disclaimer of opinion, and, except as described in the following paragraph, such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

          The Trust is a majority-owned subsidiary of Evergreen International Aviation, Inc. ("Aviation"), which is a wholly-owned subsidiary of Evergreen Holdings, Inc. ("Holdings"). The reports of PricewaterhouseCoopers on the Trust's financial statements for the fiscal years ended February 29, 2004 and February 28, 2003 each contained an explanatory paragraph which noted that the Trust has extensive transactions and relationships with subsidiaries and affiliates of Holdings and Aviation. Because of these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

          During the fiscal years ended February 29, 2004 and February 28, 2003, and through November 4, 2004, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PricewaterhouseCoopers' satisfaction, would have caused them to make reference thereto in their reports on the Trust's financial statements for such years.

          Except as described in the following three paragraphs, during the fiscal years ended February 29, 2004 and February 28, 2003, and through November 4, 2004, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

          In connection with its audit of the Trust’s financial statements for the fiscal year ended February 29, 2004, PricewaterhouseCoopers identified and discussed with the Trust’s management two deficiencies that existed in the design and operation of the Trust's internal disclosure controls which were each considered by PricewaterhouseCoopers to be material weaknesses. The two deficiencies that were considered to be material weaknesses involved i) non-reconciliation of certain accounts and ii) lack of review by management of monthly financial statements and significant transactions.

          In a letter dated September 22, 2004 to the Members of the Evergreen Holdings, Inc. Disclosure Committee, PwC noted that the two identified deficiencies in the Trust’s system of disclosure controls were caused by the following conditions which existed in the Trust’s system of disclosure controls as of February 29, 2004:

•	One individual was responsible for performing the accounting functions for the Trust, and this work was not reviewed on a systematic basis by the appropriate level of management.

•	Some of the Trust’s general ledger account balances were not reconciled with supporting detail. In other instances, the general ledger account balances were supported by workpapers that contained flawed data.
•	The Trust had no committee in place to handle decisions relating to the Trust, including review of quarterly and annual filings.

          A further discussion of the material weaknesses that were identified in the letter to the Disclosure Committee, together with management's response and remedial actions, may be found in: Item 9A of the Trust's Annual Report on Form 10-K/A (First Amendment) for the fiscal year ended February 29, 2004, which was filed with the Securities and Exchange Commission (“SEC”) on December 17, 2004; Item 4 of the Trust’s Quarterly Report on Form 10-Q/A (First Amendment) for the three month period ended May 31, 2004, which was filed with the SEC on December 17, 2004; and Item 4 of the Trust’s Quarterly Report on Form 10-Q/A (First Amendment) for the three month period ended August 31, 2004, which was filed with the SEC on December 17, 2004.

          In addition, as further discussed in Item 8.01 below, PricewaterhouseCoopers advised the Trust that it cannot rely on the representations of a certain financial manager of Aviation.

          The Trust has authorized PricewaterhouseCoopers to respond fully to any inquiries from Gelfond Hochstadt Pangburn, P.C., doing business as Horwath Gelfond Hochstadt Pangburn, P.C., the Trust's recently engaged independent registered public accounting firm (as discussed below), regarding the subject matter of the letter to the Disclosure Committee.

          The Trust has provided PricewaterhouseCoopers with a copy of the above disclosure. The Trust has requested PricewaterhouseCoopers to furnish the Trust with a letter addressed to the Securities and Exchange Commission stating whether PricewaterhouseCoopers agrees with the statements made herein above and, if not, stating in which respects PricewaterhouseCoopers does not agree. Attached as Exhibit 16.1 hereto is a copy of PricewaterhouseCoopers' response letter, dated December 17, 2004.

         (b)     On November 4, 2004, the Beneficiaries of the Trust engaged Gelfond Hochstadt Pangburn, P.C., doing business as Horwath Gelfond Hochstadt Pangburn, P.C. ("Horwath"), as the Trust's independent registered public accounting firm for the three and nine month interim periods ending November 30, 2004 and for the fiscal year ended February 28, 2005. The decision to engage Horwath as the Trust's independent registered public accounting firm was approved by the Beneficiaries on November 3, 2004. On November 10, 2004, the Owner Trustee ratified the Beneficiaries' decision to engage Horwath as the Trust's independent registered public accounting firm.

          During the two most recent fiscal years and the period through the date of this disclosure, the Trust did not consult with Horwath regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Trust's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related regulations of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 8.01      Other Events.

         The financial manager referred to in the eighth paragraph of Item 4.01(a) herein above, hired on October 4, 2004, resigned from, and is no longer employed by Aviation as of November 10, 2004.

Item 9.01      Financial Statements and Exhibits.

         (c)      Exhibits. The following exhibits are filed with this Report:

Exhibit No.	Description of Document

16.1	Letter from PricewaterhouseCoopers, LLP to the Securities and Exchange Commission dated December 17, 2004.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRUST CREATED FEBRUARY 25, 1986 (Registrant)

Date: December 17, 2004	/s/ John A. Irwin John A. Irwin Principal Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

16.1	Letter from PricewaterhouseCoopers, LLP to the Securities and Exchange Commission dated December 17, 2004.